UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2020

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 27, 2020 (the “Petition Date”), Tuesday Morning Corporation and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption “In re: Tuesday Morning Corporation, et. al., Case No. 20-31476-HDH-11.”

Backstop Commitment Agreement

On November 16, 2020, following approval by the Bankruptcy Court and as contemplated by the previously disclosed Backstop Commitment Letter (the “Backstop Commitment Letter”) between the Company and Osmium Partners (Larkspur SPV), LP (the “Commitment Party”), an affiliate of Osmium Partners, LLC, the Company and the Commitment Party entered into a Backstop Commitment Agreement (the “Backstop Commitment Agreement”). Pursuant to the proposed Amended Plan (as defined below), the Company has proposed to conduct a $40 million rights offering (the “Rights Offering”), under which eligible holders of the Company’s common stock would be granted share purchase rights to purchase up to $24 million of shares of the Company’s common stock, and the Commitment Parties would be granted share purchase rights to purchase up to $16 million of shares of the Company’s common stock. Pursuant to the Backstop Commitment Agreement, the Commitment Party has agreed to purchase all unsubscribed shares in the Rights Offering (the “Backstop Commitment”). The Rights Offering is subject to a number of conditions, including Bankruptcy Court confirmation of a plan of reorganization in the Chapter 11 Cases.

As consideration for the Backstop Commitment, the Backstop Commitment Agreement provides that the Commitment Party would receive a commitment fee equal to 5% of the Backstop Commitment, payable in shares of the Company’s common stock (the “Commitment Fee”), and 10 million warrants to acquire additional shares of the Company’s common stock at a price equal to 150% of the price in the Rights Offering.

The obligations of the Commitment Party under the Backstop Commitment Agreement are subject to customary conditions, including entry of a final confirmation order by the Bankruptcy Court in the Chapter 11 Cases, completion of the other exit financing transactions contemplated under the Amended Plan (including the $110 million asset-based revolving credit facility (the “Exit ABL Facility”) and sale leaseback transaction), entry into a registration rights agreement with respect to the resale of the Company’s common stock acquired by the Commitment Party under the Backstop Commitment Agreement, entry into an agreement regarding the composition of the Company’s board of directors as described below under the Amended Plan, accuracy of representations and warranties, performance by the Company of its obligations under the Backstop Commitment Agreement, and the absence of any event since the date of the Backstop Commitment Agreement that would constitute a material adverse effect (as defined in the Backstop Commitment Agreement).

The Backstop Commitment Agreement provides that it may be terminated under certain circumstances, including, among other things, certain breaches of representations and warranties by either party, failure to complete the Rights Offering by certain specified dates, the Company’s filing of pleadings seeking an alternative transaction or the Bankruptcy Court’s approval of an alternative transaction, or if more than 30% of the Debtors’ stores remain closed in connection with COVID-19 for two weeks, measured on a rolling basis. Other than in connection with a termination by the Company as a result of certain breaches by the Commitment Party, the Commitment Party will be entitled to the Commitment Fee and certain expense reimbursement in connection with any termination of the Backstop Commitment Agreement.

The foregoing summary of the Backstop Commitment Agreement is qualified in its entirety by reference to the full text of the Backstop Commitment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Commitment Letter

On November 15, 2020, the Company and Tensile Capital Partners Master Fund LP (“TCM”) entered into a commitment letter (the “Commitment Letter”). Through the Commitment Letter, TCM agreed to purchase an aggregate of $25 million in senior subordinated notes to be issued by the Company (the “Notes”), subject to the conditions set forth in the Commitment Letter.

Pursuant to the terms of the Commitment Letter, the Notes would have a maturity of 48 months from the date of issuance and would bear interest at a rate of 14% per annum, with interest payable in-kind. Under the terms of the Commitment Letter, the Notes would be secured by a second lien on the collateral securing the Exit ABL Facility and a first lien on certain other assets of the Company as described in the Commitment Letter. The Notes would be subject to optional prepayment after the first anniversary of the date of issuance at prepayment price equal to the greater of (1) the original principal amount of the Notes plus accrued interest thereon, and (2) 125% of the original principal amount of the Notes. The Notes would be subject to mandatory prepayment in connection with a change of control of the Company as described in the Commitment Letter. The Notes also would include customary covenants and events of default.

TCM’s obligations under the Commitment Letter are subject to customary conditions, including, among other things, completion of customary definitive documentation, timely implementation of a plan of reorganization satisfactory to TCM, confirmation of such a plan of reorganization, satisfaction of the conditions in the Backstop Commitment Agreement in a manner satisfactory to TCM, and other conditions precedent consistent with those in the commitment letter relating to the Exit ABL Facility.

Under the terms of the Commitment Letter, if the transactions contemplated by the Commitment Letter are not completed and the Company completes an alternative financing transaction as described in the Commitment Letter, the Company will be obligated to pay a fee of $500,000 to TCM.

The foregoing summary of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on each of September 23, 2020 and November 4, 2020, the Debtors filed with the Bankruptcy Court a proposed Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Prior Plan”) and a proposed Disclosure Statement in Support of the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Prior Disclosure Statement”).

On November 18, 2020, the Debtors filed with the Bankruptcy Court a proposed Revised Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and a proposed Amended Disclosure Statement (the “Amended Disclosure Statement”) in support of the Amended Plan describing the Amended Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

The Amended Plan and the Amended Disclosure Statement contemplate the proposed financing transactions described above, including the proposed Rights Offering and the proposed issuance of the Notes. Under the Amended Plan, the proceeds of the proposed issuance of the Notes will be used to fund remaining amounts owed to general unsecured creditors and would eliminate a $25 million note that was to be issued to the general unsecured creditors under the terms of the Prior Plan. On November 18, 2020, the Bankruptcy Court entered an order approving the Amended Disclosure Statement. The Debtors will solicit votes for acceptance of the Amended Plan from November 23, 2020 through December 16, 2020 (the “Voting Deadline”), and a confirmation hearing will be held on December 22, 2020.

Under the terms of the Amended Plan, at the effective time of the Amended Plan, the Company’s board of directors will consist of nine members, three of which will be appointed by the Commitment Party, one of which will be appointed by the Official Committee of Equity Security Holders in the Chapter 11 Cases (the “Equity Committee”), one of which will be Steven R. Becker, and the remaining four members of the board of directors will be selected from among the membership of the current board by mutual agreement among the current board, the Equity Committee and the Commitment Party.

Information contained in the Amended Plan and the Amended Disclosure Statement, including the proposal to conduct a Rights Offering, is subject to change, whether as a result of amendments or supplements to the Amended Plan or the Amended Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Amended Plan and the Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Amended Plan. Any such solicitation will be made pursuant to and in accordance with a court-approved disclosure statement, as may be amended from time to time, and applicable law, including orders of the Bankruptcy Court.

The Amended Disclosure Statement includes certain financial projections (the “Financial Projections”). The Financial Projections were not prepared with a view toward compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Financial Projections do not purport to present the Company’s financial condition in accordance with GAAP and have not been reviewed by the Company’s independent registered public accounting firm. Any financial projections or forecasts therein or as otherwise presented in the Amended Disclosure Statement and the exhibits thereto are only estimates and reflect numerous assumptions with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the Financial Projections will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the Financial Projections. The disclosure of the Financial Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Financial Projections to be a reliable prediction of future events, and the Financial Projections should not be relied upon as such. The statements in the Financial Projections speak only as of the date such statements were made, or any earlier date indicated therein. Except as required by law, the Company disclaims any obligation to publicly update the Financial Projections to reflect circumstances existing after the date when the Financial Projections were filed with the Bankruptcy Court or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Financial Projections are shown to be in error. The statements provided in the Financial Projections are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Cautionary Notice Regarding Forward-Looking Statements.”

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the documents attached hereto as Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Trading in the Company’s Common Stock

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, estimates and projections. Forward looking statements include the Financial Projections, the proposed transactions contemplated by the Backstop Commitment Letter and the Commitment Letter, the proposed Amended Plan and the proposed Amended Disclosure Statement, other statements regarding the Company’s plans with respect to the Chapter 11 Cases, the Company’s plan to continue its operations while it works to complete the Chapter 11 process and other statements regarding the Company’s proposed reorganization, financing, strategy, future operations, performance and prospects. These forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from the expectations expressed in the Company’s forward-looking statements. These risks, uncertainties and events also include, but are not limited to, the following: the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; pleadings filed that could protract the Chapter 11 Cases; the Bankruptcy Court’s rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases generally; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the Company’s debtor-in-possession financing arrangements, including the Company’s ability to maintain certain minimum liquidity requirements and obtain approval of a plan of reorganization or sale of all of its assets by agreed upon deadlines; the Company’s ability to obtain any necessary financing; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; risks associated with third parties seeking and obtaining authority to terminate or shorten the Company’s exclusivity period to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; increased legal and other professional costs necessary to execute the Company’s restructuring; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the trading price and volatility of the Company’s common stock and the effects of the delisting from The Nasdaq Stock Market; litigation and other risks inherent in a bankruptcy process; the effects and length of the novel coronavirus pandemic; and the other factors listed in the Company’s filings with the Securities and Exchange Commission.

Except as may be required by law, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Backstop Commitment Agreement

10.2	Commitment Letter

99.1	Amended Plan of Reorganization

99.2	Amended Disclosure Statement

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 19, 2020	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg Executive Vice President Human Resources, General Counsel and Corporate Secretary

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